                                                                     EXHIBIT 3.3

                                SECOND AMENDMENT
                                     TO THE
                                    RESTATED
                              DECLARATION OF TRUST
                                       OF
                          WEINGARTEN REALTY INVESTORS


     The undersigned, acting as the Trust Managers of Weingarten Realty Investors, a real estate investment trust formed under the Texas Real Estate Investment Trust Act (the "Texas REIT Act"), hereby adopt the following amendment to the Restated Declaration of Trust for such trust which amendment replaces in its entirety the following Article of the Restated Declaration of Trust for such trust.



                                  ARTICLE FIVE

     The names and mailing addresses of the Trust Managers are as follows:

        Name                                    Mailing Address
  ---------------                   -----------------------------------

Stanford Alexander                  Weingarten Realty Investors
                                    2600 Citadel Plaza Drive, Suite 300
                                    Houston, Texas 77008

Andrew M. Alexander                 Weingarten Realty Investors
                                    2600 Citadel Plaza Drive, Suite 300
                                    Houston, Texas 77008

Robert Cruikshank                   River Oaks Trust
                                    2001 Kirby, Box 106
                                    Houston, Texas  77019

Martin Debrovner                    Weingarten Realty Investors
                                    2600 Citadel Plaza Drive, Suite 300
                                    Houston, Texas 77008

Melvin A. Dow                       Dow, Cogburn & Freidman, P.C.
                                    Nine Greenway Plaza, Suite 2300
                                    Houston, Texas 77046

Stephen A. Lasher                   The GulfStar Group
                                    3850 NCNB Center
                                    700 Louisiana
                                    Houston, Texas 77002

Joseph W. Robertson, Jr.            Weingarten Realty Investors
                                    2600 Citadel Plaza Drive, Suite 300
                                    Houston, Texas 77008

Douglas W. Schnitzer                Senterra Development
                                    Twelve Greenway Plaza
                                    Suite 1400
                                    Houston, Texas 77046

Marc J. Shapiro                     Texas Commerce Bank
                                    707 Travis, 2nd Floor
                                    Houston, Texas 77002

J. T. Trotter                       First Interstate Bank Plaza
                                    Suite 3600
                                    1000 Louisiana at McKinney
                                    Houston, Texas 77002

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Second Amendment to the Restated Declaration of Trust as of the 28th day of June, 1998.


                              /s/ Stanford Alexander
                              ----------------------
                              STANFORD ALEXANDER


                              /s/ Andrew M. Alexander
                              -----------------------
                              ANDREW M. ALEXANDER


                              /s/ Robert Cruikshank
                              ---------------------
                              ROBERT CRUIKSHANK


                              /s/ Martin Debrovner
                              --------------------
                              MARTIN DEBROVNER


                              /s/ Melvin A. Dow
                              -----------------
                              MELVIN A. DOW


                              /s/ Stephen A. Lasher
                              ---------------------
                              STEPHEN A. LASHER


                              /s/ Joseph W. Robertson, Jr.
                              ----------------------------
                              JOSEPH W. ROBERTSON, JR.


                              /s/ Douglas W. Schnitzer
                              ------------------------
                              DOUGLAS W. SCHNITZER


                              /s/ Marc J. Shapiro
                              -------------------
                              MARC J. SHAPIRO


                              /s/ J. T. Trotter
                              -----------------
                              J. T. TROTTER

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared STANFORD ALEXANDER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Kim Stawicki and Edward Jones, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 31st day of July, 1998.

WITNESS:

/s/ Kim Stawicki                             /s/ Marc Shapiro
----------------                             ----------------
                                             STANFORD ALEXANDER


/s/ Edward Jones                             /s/ Johanna Reichert
----------------                             --------------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             December 31, 1998
                                             -----------------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared ANDREW M. ALEXANDER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Stephen C. Richter and Jose Shafer, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s/ Stephen C. Richter                       /s/ Andrew M. Alexander
----------------------                       -----------------------
                                             ANDREW M. ALEXANDER


/s/ Joe Shafer                               /s/ Jane B. Scott
--------------                               -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared ROBERT CRUIKSHANK, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Stephen C. Richter and Joe Shafer, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s/ Stephen C. Richter                       /s/ Robert J. Cruikshank
----------------------                       ------------------------
                                             ROBERT CRUIKSHANK


/s/ Joe Shafer                               /s/ Jane B. Scott
--------------                               -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared MARTIN DEBROVNER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Stephen C. Richter and Joe Shafer, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s/ Stephen C. Richter                       /s/ Martin Debrovner
----------------------                       --------------------
                                             MARTIN DEBROVNER


/s/ Joe Shafer                               /s/ Jane B. Scott
--------------                               -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared MELVIN A. DOW, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Stephen C. Richter and Joe Shafer, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s/ Stephen C. Richter                       /s/ Melvin A. Dow
----------------------                       -----------------
                                             MELVIN A. DOW


/s/ Joe Shafer                               /s/ Jane B. Scott
--------------                               -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared STEPHEN A. LASHER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Stephen C. Richter and Joe Shafer, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s/ Stephen C. Richter                       /s/ Stephen A. Lasher
----------------------                       ---------------------
                                             STEPHEN A. LASHER


/s/ Joe Shafer                               /s/ Jane B. Scott
--------------                               -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared JOSEPH W. ROBERTSON, JR., in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Stephen C. Richter and Joe Shafer, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s/ Stephen C. Richter                       /s/ Joseph W. Robertson, Jr.
----------------------                       ----------------------------
                                             JOSEPH W. ROBERTSON, JR.


/s/ Joe Shafer                               /s/ Jane B. Scott
--------------                               -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared DOUGLAS W. SCHNITZER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Stephen C. Richter and Joe Shafer, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s/ Stephen C. Richter                       /s/ Douglas W. Schnitzer
----------------------                       ------------------------
                                             DOUGLAS W. SCHNITZER


/s/ Joe Shafer                               /s/ Jane B. Scott
--------------                               -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF NEW  YORK  (S)
                        (S)
COUNTY OF NEW YORK      (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared MARC SHAPIRO, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Kim Stawicki and Edward Jones, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s / Kim Stawicki                            /s/ Marc Shapiro
-----------------                            ----------------
                                             MARC SHAPIRO


/s/ Edward Jones                             /s/ Johanna Reichert
----------------                             --------------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             12/31/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared J.
T. TROTTER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Stephen C. Richter and Joe Shafer, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 28th day of July, 1998.

WITNESS:

/s/ Stephen C. Richter                       /s/ J. T. Trotter
----------------------                       -----------------
                                             J. T. TROTTER


/s/ Joe Shafer                               /s/ Jane B. Scott
--------------                               -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------